CONQUEST SOFTWARE, INC. STOCK OPTION PLAN

      ConQuest Software, Inc., a Maryland corporation, (the "Company") hereby adopts the following Stock Option Plan, to be known as the ConQuest Software, Inc. Stock Option Plan (the "Plan").
      1. PURPOSE. The Plan is intended to promote the interests of the Company and its subsidiaries by providing the employees of the Company and such other persons as determined by the Board of Directors an additional financial incentive and, through stock ownership, increase their proprietary interest in the success of the Company and promote their continuity of association with the Company.
      2. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in paragraph 7 herein, the stock subject to the provisions of this Plan and reserved for issuance hereunder shall consist of Seven hundred fifty thousand (750,000) shares of the Company's common stock. The Stock to be optioned hereunder may either be authorized and unissued stock or stock reacquired by the Company as treasury stock. In the event any option granted hereunder shall expire, terminate or be forfeited for any reason without having been exercised in full, the unpurchased shares covered thereby shall be added to the shares otherwise available for options hereunder.
      3. ELIGIBILITY. Options shall be granted hereunder at the discretion of the Board of Directors of the Company (the "Board") to any individual who is an employee or a director of the Company, or such other person as determined by the Board on the date of grant; provided, however, that Qualified Stock Options may be granted hereunder only to individuals who are employees of the Company at the time of grant. In no event shall a Qualified Stock Option be granted to any person who, at the time of grant, owns stock possessing more than a ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations (hereinafter referred to as a "ten-percent shareholder"); provided, however, that this restriction shall not apply if at the time of grant the option price is not less than 110% of the fair market value of the Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of grant.
      4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board; provided, however, that the Board shall have authority, at its discretion, to create a Stock Option or Compensation

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Committee ( the "Committee")  which shall consist of not less than two (2) Board members designated from time to time by the Board. The Committee, if created, shall have full authority to administer the Plan, subject to the requirement of reporting to the Board at least annually as to the number and extent of any options granted and the recipients thereof. All questions of interpretation and construction of the Plan and of any options issued under it shall be determined by a majority of the Board, or by a majority of the Committee, if created, and the determination of such majority shall be final, binding and conclusive upon all persons. No member of the Board or Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement to the extent and as provided in the Company's bylaws and Articles of Incorporation. The Plan shall be administered so as to qualify stock options designated as Qualified Stock Options under the Plan as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
      5. EFFECTIVE DATE AND AWARD OF OPTIONS. This Plan which was adopted by the Company and became effective on the 1st day of February, 1991 (the "Effective Date"), shall be subject to approval by a majority vote of the stockholders of the Company as required by Code Section 422(b)(1). Options may be granted hereunder from time to time after the Effective Date and prior to the expiration of ten (10) years from the Effective Date. No specific option as to any employee or any other person shall be effective unless specific Board or Committee action conferring said option has been taken and nothing in this Plan shall PER SE be construed as the grant of an option to any person. Options under this Plan shall be designated by the Board or Committee at the time of the grant as either a Qualified Stock Option or a Nonqualified Stock Option. Any option granted shall be formalized by a written agreement substantially in the form of the Option Agreement which is attached hereto as Exhibit "A" (for Qualified Stock Options) or exhibit "B" (for Nonqualified Stock Options), and executed by or on behalf of the Company and the person to whom such option is granted. Qualified Stock Options are intended to comply with Section 422 of the Code as "Incentive Stock Options." All other options granted under this Plan are Nonqualified Stock Options.
      6. OPTION PRICES. The purchase price of the shares of Common Stock which are covered by all options granted hereunder shall be not less than the fair market value of the Stock at the time such option is granted. If the Board or the Committee does not establish a specific purchase price per share at the time of grant, the purchase price per share shall be equal to the fair market value of a share of Stock on the date of grant of the option. With regard to any specific option, the Board or Committee shall determine the option price within these guidelines.
      7. CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Board or Committee in the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number or amount that may be granted to any one participant. In addition, the Board or Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustments in the option price, shall be made in such manner so that this Plan and the stock options designated as Qualified Stock Options granted and to be granted hereunder shall continue to qualify under Code Section 422. Any such adjustment made by the Board or Committee shall be conclusive.
      8.    EXERCISE RESTRICTIONS.
            (a) IN  GENERAL:  Subject to the  vesting  provisions  described  in
Sections 8(b) and 8(c), no option granted hereunder shall be exercisable prior to the expiration of one (1) year from the date of grant, nor after the expiration of ten (10) years from the date of grant except that in the event a
Qualified   Stock  Option  is  granted  to  a  "ten-percent   shareholder"   (as
herein-above defined), in which case such option, by its terms, may not be exercisable after the expiration of five (5) years from the date of grant; provided, however, that within these parameters the Board or Committee may prescribe the expiration date or term of each option granted hereunder. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Qualified Stock Options granted under this Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.
            (b) VESTING OF QUALIFIED  STOCK  OPTIONS:  Subject to Section  8(a),
each optionee shall acquire the right to exercise the Qualified Stock Options granted to him by completing twelve months of service with the Company, its parent and subsidiaries, such that upon completion of the service specified, and optionee may, subject to all other terms hereof, exercise the Qualified Stock Options.
            (c) VESTING OF NONQUALIFIED STOCK OPTIONS:  Subject to Section 8(a),
each optionee shall immediately acquire the right to exercise the Nonqualified Stock Options granted to him, subject to all other terms hereof, and is fully vested in his Nonqualified Stock Options.
            (d) BOARD OR COMMITTEE DISCRETION: Notwithstanding Sections 8(b) and
(c), the Board or the Committee may, in its discretion, grant Qualified Stock Options or Nonqualified Stock Options with a different vesting schedule, even if that vesting schedule is less favorable than provided in sections 8(b) and (c), but such vesting schedule must be contained in the Agreement executed as provided in Section 5. However, the limitations in Section 8(a) may not be waived or modified under this Section 8(d).
      9.    METHOD OF EXERCISE.
            (a) IN GENERAL:  To the extent that the right to purchase  shares by the exercise of options has accrued  hereunder,  part or all of an option may be exercised from time to time by the optionee's delivery of a signed, written notice to the Company stating the number of shares with respect to which the option is being exercised. The shares purchased shall be delivered and payment therefore made thirty (30) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time of delivery and payment the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or other person entitled to exercise the option) at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered by certified or bank cashier's check. If the optionee (or other person entitled to exercise the option) fails to accept delivery of or pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered or non-paid shares may be terminated at the discretion of the Board or Committee.
            (b) NONQUALIFIED  STOCK OPTIONS:  The exercise of Nonqualified Stock
Options shall be as provided in Section 9(a), as modified by this Section 9(b). Holders of Nonqualified Stock Options shall be entitled, at or prior to the time the written notice provided for in section 9(a) is delivered to the Company, to elect to have the Company withhold from the shares of Stock to be delivered upon exercise of the Nonqualified Stock Option that number of shares of Stock (determined based on the fair market value of a share of Stock on the date the notice set forth in section 9(a) is received by the Company) necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. Alternatively, such holder of a Nonqualified Stock Option may elect to deliver previously owned shares of common stock upon exercise of the Nonqualified Stock Option to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. The maximum amount that an optionee may elect to have withheld from the shares of Stock otherwise deliverable upon
exercise  shall  be  equal  to  the  minimum  federal  and  state   withholding.
Notwithstanding the foregoing provisions, the Board or Committee may include in the Nonqualified Stock Option Agreement relating to any such Nonqualified Stock Option provisions limiting or eliminating the Option holder's ability to pay his withholding tax obligation with shares of Stock or, if no such provisions are included in the Agreement but in the opinion of the Board or Committee such withholding would have an adverse tax or accounting effect to the Company, at or prior to exercise of the Nonqualified Stock Option the Board or Committee may so limit or eliminate the optionee's ability to pay his withholding tax obligation with shares of Stock.
      10. TRANSFERABILITY OF OPTIONS. An option shall not be transferable, except, in the event of the optionee's death, by will or the laws of descent and distribution, and an option may be exercised during the lifetime of an employee only by him.
      11. TERMINATION OF EMPLOYMENT. In the event the employment, with the Company or a parent or subsidiary of the Company, of an employee to whom an option has been granted shall terminate for any reason, his vested options may be exercised only within ninety (90) days after the date of termination, notwithstanding the fact that, but for such termination, the option would have extended for a longer period. If an employee to whom an option has been granted shall die or become disabled, during the term of his employment by the Company or any of its subsidiaries, or within ninety (90) days thereafter, such option may be exercised (but only to the extent that the employee could have done so on the date of his death or his disability), at any time within one (1) year after the termination of employment. In any event an option shall not be exercisable by anyone after the date of expiration of the option period.
      12. SECURITIES REGISTRATION. Neither the options granted hereunder nor the shares of the Company which may be acquired pursuant to such options are registered under the securities laws of the United States, or any state thereof, and upon issuance, the shares of stock will be "restricted," as that term is defined by the Securities Act of 1933, for United States securities law purposes. The shares of stock, upon acquisition, will not be transferable, pursuant to such Act, without the registration thereof under the Securities Act of 1933 and any applicable state securities laws, or an opinion of counsel to the Company that such registration is not required. Each participant shall agree to hold the shares acquired by his exercise of the options granted hereunder for investment purposes only and not with a view to or for resale, transfer or other distribution thereof to any other person or entity, and he shall deliver to the Company, upon exercise, a certificate to that effect and an investment letter in form approved by the Company's counsel. In the event that the company shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes, any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933, then the Company shall take such action at its own expense before delivery of such shares.
      13. RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him for such shares. No adjustment, other than as may be required by the terms of numerical paragraph seven (7) above, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. Notwithstanding any other provision in this Plan, all options under this Plan shall be granted on the condition that, upon exercise of the option, the shares of common stock and the optionee are subject to the Shareholders Agreement which is attached hereto as Exhibit "C", or any successor thereto, as if the optionee had executed the Shareholders Agreement, and the shares issued upon exercise of the option shall bear any restrictive legend required by said agreement.
      14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Board of Directors may terminate this Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.
      15. AMENDMENT OF PLAN. The Board of Directors may at any time amend the Plan, provided that without approval of stockholders there shall be, except by operation of the provisions of paragraph 7 above, no increase in the total number of shares covered by the Plan or which may be sold pursuant to options granted hereunder to any one person, there shall be no change in the class of employees eligible to receive options granted under the Plan, there shall be no reduction in the option price, and there shall be no extension of the latest date upon which options may be exercised, and provided further that no amendment may affect, without the consent of the optionee, then outstanding options or any unexercised portions thereof.
      16. USE OF PROCEEDS. The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.
      17. QUALIFICATION OF PLAN. The Qualified Stock Options granted hereunder are intended in all respects to comply with the terms of Code Section 422 and the Plan, as it relates to Qualified Stock Options, shall be so administered. To the extent not expressly set forth herein, the necessary applicable provisions of said Code Section 422 are incorporated herein by this reference.
      18. PARENT AND SUBSIDIARY CORPORATIONS. For purposes of this Plan and any option agreement executed pursuant hereto, the terms "parent" and "subsidiary" corporations shall be defined as set forth in Code Sections 425(a) and 425(f), respectively.


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Signed this 19th day of August, 1993.

                          CONQUEST SOFTWARE, INC.

/s/ Dag Jensen                         By:  /s/ Edwin R. Addison
- -------------------------------    ---------------------------------------
Financial Officer                  President